UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2006


                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

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          Delaware                   000-27969                94-3180138
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification No.)


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                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 467-1900


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01    Entry into a Material Definitive Agreement.

         On April 18, 2006, Immersion Corporation (the "Company"), Immersion Medical, Inc., a wholly-owned subsidiary of the Company ("Immersion Medical") and Richard Vogel, the Senior Vice President and General Manager of Immersion Medical, agreed upon and executed a variable compensation plan for fiscal year 2006. The terms of the plan were established by the Company's President and Chief Executive Officer based upon guidance from the Compensation Committee of the Company's Board of Directors, and approved by the Board of Directors of Immersion Medical. A copy of Mr. Vogel's Variable Compensation Plan is attached hereto as Exhibit 10.65 and is incorporated herein by reference.

Item 9.01    Financial Statement and Exhibits.
     (d) Exhibits.

     Exhibit Number     Exhibit Title or Description
     --------------     --------------------------------------------------------

     10.65 Variable Compensation Plan dated April 18, 2006 by and among Immersion Corporation, Immersion Medical, Inc. and Richard Vogel.






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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                IMMERSION CORPORATION


Date:  April 21, 2006           By:  /s/ Stephen M. Ambler
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                                     Stephen M. Ambler
                                     Chief Financial Officer and Vice President,
                                     Finance







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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.             Description
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10.65                   Variable Compensation Plan dated April 18, 2006 by and
                        among Immersion Corporation, Immersion Medical, Inc. and
                        Richard Vogel.